Exhibit 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                  CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Barry A. Rothman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Eline Entertainment Group, Inc. on Form 10-QSB for the fiscal quarter ended January 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Eline Entertainment Group, Inc.

March 21, 2003

                                        By: /s/Barry A. Rothman
                                        Name: Barry A. Rothman
                                        Title: President, Principal Executive
                                        Officer and Principal Accounting Officer